UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2018 (May 23, 2018)
____________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2018, TerraForm Power, Inc. held its annual meeting of stockholders for 2018 (the “2018 Annual Meeting”). Set forth below is a brief description of each matter voted upon at the 2018 Annual Meeting and the voting results with respect to each matter.

1.The election of seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian Lawson	100,912,031	25,846,280	0
Carolyn Burke	98,583,409	28,174,902	0
Christian S. Fong	82,601,248	44,157,063	0
Harry Goldgut	92,381,737	34,376,574	0
Richard Legault	100,901,202	25,857,109	0
Mark “Mac” McFarland	109,706,061	17,052,250	0
Sachin Shah	100,902,412	25,855,899	0

2.    The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018:

For	Against	Abstentions	Broker Non-Votes
113,624,347	7,946	13,126,018	0

3.    Advisory vote on the compensation paid to the Company’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
87,739,248	21,190,600	17,828,463	0

4.    Vote to approve the issuance of up to 61,000,000 additional shares of Class A common stock of the Company pursuant to Nasdaq Listing Rules 5635(a) and (d).

For	Against	Abstentions	Broker Non-Votes
120,509,672	5,485,676	762,963	0

As a result of the foregoing votes, each of Ms. Burke and Messrs. Lawson, Fong, Goldgut, Legault, McFarland and Shah was elected to serve as a director until the next annual meeting of stockholders of the Company and until his or her successor is duly elected and qualified and the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018 was ratified. The Company’s stockholders also approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. In addition, the Company’s stockholders approved the issuance of up to 61,000,000 additional shares of the Company’s Class A common stock pursuant to Nasdaq Listing Rules 5635(a) and (d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: May 24, 2018	By:	/s/ Andrea Rocheleau
	Name:	Andrea Rocheleau
	Title:	General Counsel and Secretary